UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

     Form 8-K/A Amendment No. 1

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2008

Strategic Storage Trust, Inc.

(Exact name of Company as specified in its charter) Commission File Number: 333-146959

Maryland 32-0211624

(State or other jurisdiction of incorporation or organization) (IRS Employer Identification No.)

111 Corporate Drive, Suite 120, Ladera Ranch, California 92694

(Address of principal executive offices)

(877) 327-3485

(Company's telephone number)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Table of Contents

EXPLANATORY NOTE:

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Strategic Storage Trust, Inc., a Maryland Corporation (the “Company”), hereby amends its Current Report on Form 8-K dated December 16, 2008, for the purpose of filing the financial statements and pro forma financial information required by item 9.01 of Form 8-K with respect to the Company’s acquisition of a self storage facility from Godwin Stor-It, LLC. in accordance with Rule 3-14 and Article 11 of Regulation S-X, respectively.

     In accordance with Rule 3-14 and Article 11 of Regulation S-X, the Company hereby files the following financial statements and pro forma financial information, respectively.

Item 9.01. Financial Statements
			Page
(a)	Financial Statements Applicable to the Manassas Property
	·	Independent Auditors’ Report	3
	·	Statement of Revenue and Certain Operating Expenses	4
	·	Notes to Statement of Revenue and Certain Operating Expenses	5

(b)	Unaudited Pro Forma Financial Information
	·	Unaudited Pro Forma Consolidated Balance Sheet	7
	·	Unaudited Pro Forma Consolidated Statement of Operations	8
	·	Notes to Unaudited Pro Forma Consolidated Financial Statements	9

[Letterhead of Reznick Group, P.C.]

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors and Stockholders Strategic Storage Trust, Inc. Ladera Ranch, California

     We have audited the accompanying statement of revenue and certain operating expenses (the “Historical Summary”) of the property located at 10490 Colonel Court, Manassas, Virginia, which was acquired from Godwin Stor-It, LLC (the “Manassas Property”) for the year ended December 31, 2007. The Historical Summary is the responsibility of the Manassas Property’s management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

     We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall Historical Summary presentation. We believe that our audit provides a reasonable basis for our opinion.

     The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in Form 8-K/A and in the registration statement on Form S-11 of Strategic Storage Trust, Inc.) as described in Note 1 and is not intended to be a complete presentation of the Manassas Property’s revenue and expenses.

     In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the revenue and certain operating expenses described in Note 1 of the Manassas Property for the year ended December 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

/S/ REZNICK GROUP, P.C. Baltimore, Maryland February 10, 2009

MANASSAS PROPERTY

STATEMENT OF REVENUE AND CERTAIN OPERATING EXPENSES

Year Ended December 31, 2007

Revenue:
Net rental revenue	$508,400

Total revenue		$508,400
Certain operating expenses:
Property operating expenses	53,022
Salaries and related expense	122,633
Marketing expense	35,244
Real estate taxes	40,558
Property insurance	11,215
General and administrative	8,116

Total certain operating expenses		270,788

Revenue in excess of certain operating expenses		$237,612

See notes to statement of revenue and certain operating expenses.

MANASSAS PROPERTY

NOTES TO STATEMENT OF REVENUE AND CERTAIN OPERATING EXPENSES

Year Ended December 31, 2007

Note 1. Organization and Basis of Presentation

     The accompanying statement of revenue and certain operating expenses includes the revenue and certain operating expenses of a property located in Manassas, Virginia acquired from Godwin Stor-It, LLC (the “Manassas Property”). Strategic Storage Trust, Inc. (the “Company”) acquired the Manassas Property on December 19, 2008 for a total purchase price of $4.7 million, plus closing costs and acquisition fees. On the date of acquisition, the Manassas Property contained 500 storage units.

     The accompanying statement of revenue and certain operating expenses (the “Historical Summary”) was prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission for the acquisition of real estate properties. The statement of revenue and certain operating expenses is not representative of the actual operations of the Manassas Property for the period presented, because certain operating expenses that may not be comparable to the expenses to be incurred in the proposed future operations of the Manassas Property have been excluded. Expenses excluded generally consist of management fees, interest and debt related costs, depreciation and amortization expense, interest income, income taxes and certain other allocated corporate expenses not directly related to the operations of the Manassas Property. Therefore the statement of revenue and certain operating expenses may not be comparable to a statement of operations for the Manassas Property after its acquisition by the Company. Except as noted above, the management of the Manassas Property is not aware of any material factors relating to the Manassas Property for the year ended December 31, 2007, that would cause the reported financial information not to be indicative of future operating results.

Note 2. Summary of Significant Accounting Policies

Basis of Accounting

     The statement of revenue and certain operating expenses has been prepared using the accrual method of accounting on the basis of presentation described in Note 1. As such, revenue is recorded when earned and expenses are recognized when incurred.

Revenue Recognition

     Rental revenue is recognized when due over the lease terms, which are generally month-to-month leases.

Property Operations

     Certain operating expenses represent the direct expenses of operating the Manassas Property and consist primarily of common area maintenance, utilities, real estate taxes, insurance, general and administrative and other operating expenses that are expected to continue in the ongoing operation of the Manassas Property.

Use of Estimates

     The preparation of the Historical Summary in accordance with accounting principles generally accepted in the United States of America requires management of the Manassas Property to make certain estimates and assumptions that affect the reported amounts of revenue and certain operating expenses during the reporting period. Actual results could differ from those estimates.

STRATEGIC STORAGE TRUST, INC.

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

As of and for the Nine Months Ended September 30, 2008

     The following unaudited pro forma consolidated balance sheet gives effect to an acquisition of a self storage facility (the “Manassas Property”) purchased from Godwin Store-It, LLC on December 19, 2008 as if it was completed as of September 30, 2008 by Strategic Storage Trust, Inc., a Maryland Corporation (the “Company”). The following unaudited pro forma consolidated statement of operations is based on the historical consolidated statement of operations of the Company and the historical statement of operations of the Manassas Property. The unaudited pro forma consolidated statement of operations for the nine months ended September 30, 2008 gives effect to this acquisition as if it was completed as of January 1, 2008.

     The information included in the “Strategic Storage Trust, Inc. Historical” column of the unaudited pro forma consolidated balance sheet as of September 30, 2008 and the unaudited pro forma consolidated statement of operations for the nine months ended September 30, 2008 sets forth the Company’s historical consolidated balance sheet and statement of operations which are derived from the Company’s unaudited consolidated financials statements included in the Company’s Quarterly Report on Form 10-Q filed with the SEC for the period ended September 30, 2008 (“Third Quarter Form 10-Q”).

     The unaudited pro forma adjustments are based on available information and certain assumptions that the Company believes are reasonable and factually supportable. These unaudited pro forma financial statements do not purport to represent what the actual financial position or results of operations of the Company would have been assuming such transaction had been completed as set forth above nor does it purport to represent the results of operations of the Company for future periods.

     Unaudited pro forma financial information for 2007 was not presented because the Company did not have any substantive operations until 2008.

     You should read the unaudited pro forma consolidated financial statements set forth below in conjunction with the unaudited consolidated financial statements and related notes of the Company included in the SEC filing discussed above.

STRATEGIC STORAGE TRUST, INC.

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

As of September 30, 2008

	Strategic Storage	Completed		Strategic Storage
	Trust, Inc.	Facility		Trust, Inc.
ASSETS	Historical	Acquisition		Pro Forma
	Note 1	Note 3		Note 2

Cash and cash equivalents	$1,242,357	$—		$1,242,357
Real estate facilities:
Land	2,463,132	1,050,000	(a)	3,513,132
Buildings	8,676,874	3,838,555	(a)	12,515,429

	11,140,006	4,888,555		16,028,561
Accumulated depreciation	(4,821)	—		(4,821)

	11,135,185	4,888,555		16,023,740
Escrow receivable	395,500	—		395,500
Deferred financing costs, net
of accumulated amortization
	160,273	—		160,273
Prepaid expenses	132,539	3,667	(b)	136,206
Other assets	116,453	—		116,453

Total assets	$13,182,307	$4,892,222		$18,074,529

LIABILITIES AND
STOCKHOLDERS’
EQUITY

Secured promissory note	$4,000,000	$—		$4,000,000
Accounts payable and accrued
liabilities	128,896	9,316	(b)	138,212
Due to affiliates	1,845,612	—		1,845,612
Distributions payable	60,541	—		60,541

Total liabilities	6,035,049	9,316		6,044,365

Minority interest	113,015	—		113,015

Commitments and
contingencies

Stockholders’ equity:

Common stock, $0.001 par
value; 700,000,000 shares
authorized; 1,141,993 and
1,695,937 (pro forma) shares	1,142	554	(c)	1,696
issued and outstanding at
September 30, 2008

Additional paid-in capital	7,957,635	4,882,352	(c)	12,839,987
Distributions	(136,118)	—		(136,118)
Accumulated deficit	(788,416)	—		(788,416)

Total stockholders’ equity	7,034,243	4,882,906		11,917,149

Total liabilities and
stockholders’ equity	$13,182,307	$4,892,222		$18,074,529

See notes to unaudited pro forma consolidated financial statements.

STRATEGIC STORAGE TRUST, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

Nine Months Ended September 30, 2008

	Strategic Storage	Completed			Strategic
	Trust, Inc.	Facility	Pro Forma		Storage
	Historical	Acquisition	Adjustments		Trust, Inc.
	Note 1	Note 4	Note 5		Pro Forma

Revenues:
Self storage rental income	$21,383	$378,391	$—		$399,774
Ancillary operating income	692	22,866	—		23,558

Total revenues	22,075	401,257	—		423,332

Operating expenses:
Property operating expenses	9,446	97,534	107,729	(1)	214,709
General and administrative	810,188	—	—		810,188
Depreciation	18,819	—	82,255	(2)	101,074

Total operating expenses	838,453	97,534	189,984		1,125,971

Operating income (loss)	(816,378)	303,723	(189,984)		(702,639)
Other income (expense):
Interest expense	(8,667)	—	—		(8,667)
Deferred financing
amortization expense	(5,527)	—	—		(5,527)
Interest income	19,124	—	—		19,124
Other financing costs	(48,490)	—	—		(48,490)
Other	(10,529)	—	—		(10,529)

Income (loss) before
minority interest in
subsidiary	(870,467)	303,723	(189,984)		(756,728)
Minority interest in subsidiary	82,051	—	(66,236)	(3)	15,815

Net income (loss)	$(788,416)	$303,723	$(256,220)		$(740,913)

Net loss per share - basic and
diluted	$(3.04)				$(0.91)

Weighted average shares
outstanding	259,001				812,945 (4)

See notes to unaudited pro forma consolidated financial statements.

STRATEGIC STORAGE TRUST, INC.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

As of and for the Nine Months Ended September 30, 2008

Note 1. Acquisition

     On December 19, 2008, the Company, through a wholly-owned subsidiary of the Company’s operating partnership closed on the purchase of a self storage facility located in Manassas, Virginia (the “Manassas Property”) from Godwin Stor-It, LLC, an unaffiliated third party. The purchase price for the Manassas Property was $4,700,000 plus closing costs and acquisition fees. The Company paid cash for the entire purchase price and paid its advisor $117,500 in acquisition fees in connection with this acquisition.

     The Manassas Property is a 500-unit self storage facility that sits on approximately 2.3 acres and contains approximately 49,900 rentable square feet of self storage space, located at 10490 Colonel Court, Manassas, Virginia, close to a major traffic intersection of State Highway 28 and 234, approximately 27 miles southwest of Washington, D.C.

Note 2. Balance Sheet – Completed Facility Acquisition

     The unaudited pro forma consolidated balance sheet of the Company reflects pro forma adjustments related to the acquisition of the Manassas Property as if it occurred on September 30, 2008.

Note 3. Balance Sheet - Pro Forma Adjustments:

(a)	Adjustment reflects the purchase price of $4,700,000 plus closing costs and acquisition fees allocated to land and building. The purchase price allocation is preliminary; therefore the allocation between land and building is subject to change.

(b)	Adjustments to prepaid expenses and accrued liabilities reflect the prepayment of property insurance and the prepaid rents the Company became liable for at the time of the acquisition.

(c)	The Manassas Property was acquired for cash at the time of acquisition. The cash utilized was raised subsequent to September 30, 2008. This adjustment reflects the additional equity, net of offering and organizational costs, raised to close the acquisition on December 19, 2008.

Note 4. Statement of Operations – Completed Facility Acquisition

     This acquisition was completed on December 19, 2008. Therefore, these historical amounts represent unaudited results of the Manassas Property for the nine months ended September 30, 2008.

Note 5. Statement of Operations – Pro Forma Adjustments

(1)	Adjustment reflects the additional fees the Company’s advisor or its affiliates are entitled to pursuant to the Company’s advisory agreement and property management agreement as compared to historical amounts. The Company’s advisor is paid an asset management fee of one- twelfth of one-percent of average invested assets calculated on a monthly basis. The Company’s property manager is paid a monthly fee of 6% of gross revenues received from the Company’s properties.

Adjustment also reflects the cost of property taxes and property insurance that were not previously reported in the Manassas Property’s historical results. Pro forma property tax expense and pro forma property insurance expense for the nine months ended September 30, 2008 were $42,084 and $4,878, respectively.

STRATEGIC STORAGE TRUST, INC.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

As of and for the Nine Months Ended September 30, 2008

(2)	Adjustment reflects the depreciation expense resulting from the property acquired on December 19, 2008. Such deprecation expense was based on a preliminary purchase price allocation of $1,050,000 to land and $3,838,555 to building. Depreciation expense on the purchase price allocated to building is recognized using the straight-line method over a 35-year life. The purchase price allocation, and therefore depreciation expense, is preliminary and is subject to change.

(3)	Minority interest is adjusted based on the additional pro forma earnings and the pro forma shares outstanding. Such adjustment was based upon a monthly calculation of pro forma net income and pro forma shares outstanding.

(4)	The pro forma weighted average shares outstanding were computed based on the weighted average number of shares outstanding during the period adjusted to give effect to the shares assumed to be issued (see Note 3 (c) above) had the acquisition been completed on January 1, 2008.

Signature(s)

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Strategic Storage Trust, Inc.

Date: February 19, 2009

By: /s/ Michael S. McClure Michael S. McClure Chief Financial Officer